                           SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No.  )


Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]


Check the appropriate box:


 [ ]Preliminary Proxy Statement
 [ ]Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
 [X]Definitive Proxy Statement
 [ ]Definitive Additional Materials
 [ ]Soliciting Material Pursuant to Section 240.14a-12


                             A.B. WATLEY GROUP INC.
                  ------------------------------------------
               (Name of Registrant as Specified In Its Charter)



                     -------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):


 [X]No fee required.


 [ ]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


    1)  Title of each class of securities to which transaction applies:


    2)  Aggregate number of securities to which transaction applies:


    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


    4)  Proposed maximum aggregate value of transaction:


    5)  Total fee paid:


 [ ]Fee paid previously with preliminary materials.


 [ ]Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


    1)  Amount Previously Paid:


    2)  Form, Schedule or Registration Statement No.:


    3)  Filing Party:


    4)  Date Filed:

                             A.B. WATLEY GROUP INC.









                                 NOTICE OF 2001


                               ANNUAL MEETING OF


                                STOCKHOLDERS AND


                                PROXY STATEMENT




                            TO BE HELD JULY 17, 2001








                            YOUR VOTE IS IMPORTANT!


            PLEASE PROMPTLY MARK, DATE, SIGN, AND RETURN YOUR PROXY
                           IN THE ENCLOSED ENVELOPE.

                            A.B. WATLEY GROUP INC.
                                40 Wall Street
                           New York, New York 10005


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                 June 13, 2001


     The annual meeting of the stockholders of A.B. Watley Group Inc. (the "Company") will be held on Tuesday, July 17, 2001 at the Peninsula Hotel, 700 Fifth Avenue, New York, New York 10019 at 9:00 a.m. for the following purposes:



     1. To elect the Company's Board of Directors, consisting of seven persons;


     2.  To consider and vote upon approval of our 2000 Stock Option Plan;


     3. To ratify the selection of Ernst & Young LLP, as our independent accountants, to audit the books and accounts of the Company for the fiscal year ending September 30, 2001; and


     4. To transact such other and further business as may properly come before the meeting.


     The accompanying Proxy Statement contains further information with respect to these matters.


     Our Board of Directors has fixed the close of business on June 1, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. A list of such stockholders will be available during regular business hours at the Company's offices, 40 Wall Street, New York, New York 10005, for inspection by any stockholder for any purpose germane to the meeting.


                                          By Order of the Board of Directors,


                                          /s/ Steven Malin

                                          ------------------------------------
                                          Steven Malin
                                          Chairman and Chief Executive Officer

                            A.B. WATLEY GROUP INC.
                                40 Wall Street
                           New York, New York 10005


                                PROXY STATEMENT


     THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF A.B. WATLEY GROUP INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY TO BE HELD AT THE TIME AND PLACE AND FOR THE PURPOSES SET FORTH IN THE FOREGOING NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, AND AT ANY ADJOURNMENT THEREOF (THE "ANNUAL MEETING"). The address of the Company's principal executive offices is 40 Wall Street, New York, New York 10005. This proxy statement and the form of proxy are first being mailed to stockholders on or about June 13, 2001. A copy of the Company's Annual Report, including financial statements for the fiscal year ended September 30, 2000, is being mailed with this proxy statement.


                   REVOCABILITY OF PROXY AND VOTING OF PROXY


     A proxy given by a stockholder may be revoked at any time before it is exercised by giving another proxy bearing a later date, by notifying the Secretary of the Company in writing of such revocation at any time before the proxy is exercised, or by attending our Annual Meeting in person and casting a ballot. Any proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated on the proxy, the proxy will be voted for the election of the nominees for Director named herein in Item 1, in favor of approval of our 2000 Stock Option Plan and in favor of the ratification of the selection of Ernst & Young LLP as the Company's accountants. Our Board of Directors knows of no matters, other than as described herein, that are to be presented at the Annual Meeting, but if matters other than those herein mentioned properly come before the Annual Meeting, the proxy will be voted by the named proxies in a manner that they (in their judgement) consider to be in the best interests of the Company.


                         RECORD DATE AND VOTING RIGHTS


     Only stockholders of record at the close of business on June 1, 2001 are entitled to vote at the Annual Meeting. On such record date the Company had outstanding 11,012,138 shares of common stock, par value $.001 per share ("Common Stock"). Each stockholder entitled to vote shall have one vote for each share of Common Stock registered in such stockholder's name on the books of the Company as of the record date. The holders of a majority of the outstanding shares of Common Stock, present in person or by proxy, will constitute a quorum at the Annual Meeting. Abstention and Broker non-votes will be counted for purposes of determining the presence or absence of a quorum. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner.


     The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors and the ratification of Ernst & Young LLP as our independent accountants; the affirmative vote of a majority of the votes cast at the Annual Meeting is required for the approval of our 2000 Stock Option Plan; on all other matters which may come before the Annual Meeting, the affirmative vote of a majority of the votes cast at the Annual Meeting is required.


     Abstentions and broker non-votes with respect to any proposal (which occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner) will be counted for purposes of determining the presence or absence of a quorum. Abstentions also will be counted in determining the number of shares present and entitled to vote on such proposal, but broker non-votes are not counted as entitled to vote thereon.

                             ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)


     The Company currently has six directors, all of whom are to be elected at the Annual Meeting. In addition, the Company has increased the size of the Board of Directors and the newly created directorship is to be filled at the Annual Meeting. The term of each director expires at the Annual Meeting. The following table contains information regarding all the directors, the nominees for the newly created directorships and the executive officers of the Company.




                                                                                 OFFICER     DIRECTOR
          NAME              AGE               POSITION WITH COMPANY               SINCE       SINCE
          ----              ---               ---------------------              -------     --------
  Steven Malin             43      Chairman of the Board, Chief Executive          1996     1996
                                   Officer and Director

  Robert Malin             35      Vice Chairman, President of A.B. Watley,        2000     1996
                                   Inc. and Director

  Mark Chambre             39      Director                                          --     1999

  Michael B. Kraines       37      Director                                          --     2000

  Stanley Weinstein        74      Director                                          --     1999

  Anthony G. Huston        37      President                                       1996     --

  Linda Malin              40      General Counsel and Secretary                   2000     --

  Eric Steinberg           35      Executive Vice President-Administration         1998     --

  Leon Ferguson            38      Senior Vice President and Chief                 1998     --
                                   Information officer

  Peter A. Wigger          54      Executive Vice President and Director of        1999     --
                                   Operations

  Joseph M. Ramos, Jr.     42      Executive Vice President and Chief              1999     --
                                   Financial Officer

     Each of the nominees, except for Messrs. Huston and Ferguson, is presently a member of our Board of Directors. We have been informed that all of the nominees for election to the Board are willing to serve as directors. However, if any of the nominees is unable or unwilling to stand for election or serve if elected, the named proxies will vote for such person or persons as the Board in its discretion may choose to replace any such nominees. Our Board has no reason to believe that any nominees will be unable or unwilling to stand for election or serve if elected.


     Our Board has no nominating committee. The nominees for directors were selected by our entire Board of Directors. At the Annual Meeting, stockholders may make nominations of other persons for directors.


     The following is a brief account of the business experience for the past five years of the nominees for election at the Annual Meeting:


     Steven Malin. Steven Malin co-founded the Company in May 1996 and has been our Chairman of the Board and Chief Executive Officer since inception. From August 1993 to December 1996, Mr. Malin served as a consultant to A.B. Watley, Inc. ("Watley"), the Company's brokerage subsidiary From 1987 to 1993, he was a Senior Foreign Exchange Options Broker for Tullett and Tokyo Forex, Inc., a global inter-bank money brokering firm with its primary offices located in London, New York, and Tokyo. Mr. Malin attended the Fletcher School of Law and Diplomacy from 1982 to 1984. He received a bachelor of arts degree from Vassar College in 1980.

     Anthony G. Huston. Mr. Huston has been our President since September 2000. From May 1996 to September 2000, he was Executive Vice President. From September 1995 to May 1996, Mr. Huston served as a consultant to Watley. From August 1988 to May 1995, he served as Vice President and Manager in the Foreign Exchange Options Department in the New York, Tokyo, and London offices of Tullett and Tokyo Forex, Inc. Mr. Huston received a bachelor of arts degree in Asian studies and international relations from the University of Michigan in 1985. He attended New York University as a post graduate student in economics.


     Robert Malin. Robert Malin is a co-founder of the Company. He has been associated with Watley since August 1993, initially as General Securities Principal and director of day-to-day operations and, most recently, serving as President. His earlier experience includes managing equity trading, client services and brokrage operations. Mr. Malin and Steven Malin are brothers.


     Leon Ferguson. Mr. Ferguson joined us in October 1998 as Senior Vice President and Chief Information Officer in connection with our acquisition of Computer Strategies, Inc., a software consulting firm he formed in 1996 and served as its President and Chief Executive Officer since inception. From May 1994 to January 1996, Mr. Ferguson served as Director of Information Technology Strategies at Williams Telecommunications Group, a long-distance telecommunications company that was acquired by WorldCom, Inc. in 1995. From May 1990 to May 1994, Mr. Ferguson served as Chairman of Digital Communications Associates, Inc., a software development company he founded which specializes in high speed transaction solutions for the long distance telecommunications industry. Mr. Ferguson received a bachelor of computer science degree from the University of Oklahoma in 1988.


     Mark Chambre. Mr. Chambre has served as a director of the Company since April 1999. Since June 1993, he has served as Senior Broker in the Yen Swaps Division of the Tokyo Forex Co., Inc., in Tokyo, Japan. From April 1988 to May 1993, Mr. Chambre served as Manager of the Tokyo Forex Co.'s Financial Futures Division. Mr. Chambre joined its parent company, Tullett and Tokyo, Inc., in New York in 1983. Mr. Chambre received a bachelor of arts degree from Drew University in 1982.


     Michael B. Kraines. Mr. Kraines has served as a director of the Company since March 2000. Since January 2001, he has been a Managing Director with the Financial Institutions Group of Wasserstein Perella & Co., Inc., an international investment bank. From January 1999 until January 2001, he was a director of such Group, and from February 1995 to January 1999 he served as Vice President of Wasserstein Perella. In connection with this practice, he has advised companies in banking, finance, asset management and brokerage and mergers and acquisitions, among other things. Mr. Kraines graduated from Cornell University with a major in government in 1985 with distinction and Phi Beta Kappa. In 1988, he received a J.D. from Harvard Law School, graduating cum laude and serving as Notes Editor on the Harvard Journal on Legislation. Mr. Kraines also received an M.B.A. with a concentration in finance from The University of Chicago in 1992.


     Stanley Weinstein. Mr. Weinstein has served as a director of the Company since April 1999. He has been an independent corporate financial consultant since 1991. From 1960 to 1991 he served as a partner with Deloitte & Touche, LLP, an international accounting firm. Mr. Weinstein served for fifteen years as adjunct Associate Professor of Accounting at Pace University and co-authored the widely recognized SEC Compliance - Financial Reporting and Forms handbook. He received a bachelor of business administration degree in accounting from City College of New York in 1949. Since May 1995, he has served as a director of York Research Corp., a company engaged in the production and marketing of energy related products.


     We have agreed, for a period of five years from April 1999, if so requested by the underwriter of our initial public offering, to nominate and use our best efforts to elect a designee of the underwriter as a director of the Company or, at the underwriter's option, as a non-voting advisor to our Board of Directors. Our officers, directors and principal stockholders have agreed to vote their shares of Common Stock in favor of such designee. The underwriter has not yet exercised its right to so designate a person.

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THESE NOMINEES AS DIRECTORS.

     The following is a brief account of the business experience for the past five years of the Company's executive officers:

     Steven Malin. Steven Malin co-founded the Company in May 1996 and has been our Chairman of the Board and Chief Executive Officer since inception. From August 1993 to December 1996, Mr. Malin served as a consultant to Watley From 1987 to 1993, he was a Senior Foreign Exchange Options Broker for Tullett and Tokyo Forex, Inc., a global inter-bank money brokering firm with its primary offices located in London, New York, and Tokyo. Mr. Malin attended the Fletcher School of Law and Diplomacy from 1982 to 1984. He received a bachelor of arts degree from Vassar College in 1980.

     Robert Malin. Robert Malin is a co-founder of the Company. He has served as our Vice Chairman since October 2000. He has been associated with Watley since August 1993, initially as General Securities Principal and director of day-to-day operations and, most recently, serving as President. His earlier experience includes managing equity trading, client services and brokerage operations. Mr. Malin and Steven Malin are brothers.

     Linda Malin. Linda Malin has been our General Counsel and Secretary since June 2000. From May 1996 to June 2000 she was legal counsel. Ms. Malin has been President of Centennial Ventures, Ltd., a broker-dealer, since February 2000 and is the sole shareolder thereof. From May 1997 to February 2000, she was Executive Vice President of Centennial. Ms. Malin received a bachelor of arts degree from the State University of New York in 1983 and her Juris Doctor from George Washington National Law Center in 1986. Linda Malin is the sister of Steven and Robert Malin.

     Anthony G. Huston. Mr. Huston has been our President since September 2000. From May 1996 to September 2000, he was Executive Vice President. From September 1995 to May 1996, Mr. Huston served as a consultant to Watley. From August 1988 to May 1995, he served as Vice President and Manager in the Foreign Exchange Options Department in the New York, Tokyo, and London offices of Tullett and Tokyo Forex, Inc. Mr. Huston received a bachelor of arts degree in asian studies and international relations from the University of Michigan in 1985. He attended New York University as a post graduate student in economics.

     Eric Steinberg. Mr. Steinberg has been our Executive Vice President of Administration since March 1998. His responsibilities include management of our offices and negotiating our purchase and leasing arrangements. From May 1996 to February 1998, Mr. Steinberg served as an administrative consultant to the Company. From August 1993 to May 1996 he served as a consultant to Watley. From 1991 to 1993, he was a manager at Primary Financial Services, Inc., a financial consulting and leasing company. From September 1986 to May 1991, Mr. Steinberg was employed as an account manager by Manhattan Leasing, Inc., a New York based leasing company.

     Leon Ferguson. Mr. Ferguson joined us in October 1998 as Senior Vice President and Chief Information Officer in connection with our acquisition of Computer Strategies, Inc., a software consulting firm he formed in 1996 and served as its President and Chief Executive Officer since inception. From May 1994 to January 1996, Mr. Ferguson served as Director of Information Technology Strategies at Williams Telecommunications Group, a long-distance telecommunications company that was acquired by WorldCom, Inc. in 1995. From May 1990 to May 1994, Mr. Ferguson served as Chairman of Digital Communications Associates, Inc., a software development company he founded which specializes in high speed transaction solutions for the long distance telecommunications industry. Mr. Ferguson received a bachelor of computer science degree from the University of Oklahoma in 1988.

     Peter A. Wigger. Mr. Wigger has been our Executive Vice President and Director of Operations since September 1999. From January 1997 to January 1999, he was Chairman and Chief Executive Officer of National Investor Services Corp., the clearing subsidiary of TD Waterhouse Securities Inc., an international broker-dealer. From October 1987 to December 1997, he was Executive Vice President and a member of the Waterhouse Securities Board of Directors. From July 1986 to October 1987, he was Senior Vice President and Director of Operations for Scotia McLeod. From January 1970 to July 1986, Mr. Wigger was Vice President and Director of Operations for Richardson Greenfields Securities Inc.

     Joseph M. Ramos, Jr. Mr. Ramos has been our Executive Vice President and Chief Financial Officer since October 2000. From June 1999 to October 2000 he was Senior Vice President and Chief Financial Officer. From March 1998 to June 1999, he was Chief Financial Officer of Nikko Securities Co., International, an international broker-dealer. He was also Controller with Nikko Securities Co., International from November 1997 to March 1998. From April 1997 to November 1997, he was Chief Financial Officer of Brunswick Securities Inc., an international broker-dealer. From September 1987 to February 1996, he served in various management positions at Cantor Fitzgerald Securities, a broker-dealer. His most recent position was Chief Financial Officer of their broker-dealer operations based in Los Angeles, California. From October 1982 to September 1987, he was on the audit staff of Deloitte & Touche, LLP, an international accounting firm. Mr. Ramos is a Certified Public Accountant, licensed in New York State. He received a bachelor of science degree in accounting from St. John's University in 1982.


                          SUMMARY COMPENSATION TABLE


     The following table sets forth as of the fiscal years indicated, the compensation paid by the Company to our Chief Executive Officer and other executive officers with annual compensation exceeding $100,000:




                                                                                LONG TERM
                                           ANNUAL COMPENSATION                COMPENSATION
                                 ----------------------------------------   ----------------
                                                                                 AWARDS
                                                                               UNDERLYING
NAME AND PRINCIPAL POSITION       FISCAL YEAR       SALARY        BONUS      OPTIONS/SARs(#)
---------------------------       -----------       ------        -----      ---------------
Steven Malin,                    2000             $110,000      $22,000                0
Chairman and Chief               1999               93,075       18,615                0
Executive Officer

Anthony G. Huston,               2000              110,000       22,000                0
President                        1999               72,887       14,577                0

Peter A. Wigger,                 2000              175,000       50,000                0
Executive Vice President and     1999                6,371            0          150,000
Director of Operations

Harry Simpson,                   2000               71,923       16,500                0
President and Chief              1999               99,736       19,947          200,000
Operating Officer (1)

Leon Ferguson,                   2000              100,000       20,000                0
Executive Vice President         1999               86,769       17,353          150,000
and Chief Information Officer

Joseph M. Ramos, Jr.             2000              150,000       30,000           50,000
Executive Vice President and     1999               37,500            0           10,000
Chief Financial Officer

Brett Vernick,
Senior Vice President,           2000               96,200        7,500                0
Management Information           1999               90,426       18,085                0
Services (2)

----------
(1) Mr. Simpson ceased serving as President and Chief Operating Officer on May 15, 2000.

(2) Mr. Vernick ceased serving as Vice President, Management Information Services on September 15, 2000.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table contains information concerning options granted to executive officers named in the Summary Compensation Table during the fiscal year ended September 30, 2000:


                               INDIVIDUAL GRANTS




                          NUMBER OF SECURITIES      % OF TOTAL OPTIONS
                           UNDERLYING OPTIONS      GRANTED TO EMPLOYEES
         NAME                  GRANTED (#)            IN FISCAL YEAR       EXERCISE PRICE ($/SH)     EXPIRATION DATE
         ----             --------------------     --------------------    ---------------------     ---------------
Steven Malin                       0                       n/a                 0                           n/a

Joseph M. Ramos, Jr.            10,000                     14%                10.00                   October 27, 2009
                                40,000                                       10.1875                  February 1, 2010

Anthony G. Huston                  0                       n/a                 0                           n/a

Harry Simpson                      0                       n/a                 0                           n/a

Leon Ferguson                      0                       n/a                 0                           n/a

Peter A. Wigger                    0                       n/a                 0                           n/a

Brett Vernick                      0                       n/a                 0                           n/a

OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table contains information concerning (i) option exercises during the fiscal year ended September 30, 2000 by executive officers named in the Summary Compensation Table and (ii) the number and value, at September 30, 2000, of unexercised options held by executive officers named in the Summary Compensation Table:



                                                                   NUMBER OF SECURITIES
                               SHARES                             UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED IN-THE-
                              ACQUIRED            VALUE           OPTIONS AT FY-END (#)        MONEY OPTIONS AT FY-END ($)
         NAME             ON EXERCISE (#)     REALIZED ($)     (EXERCISABLE/UNEXERCISABLE)     (EXERCISABLE/UNEXERCISABLE)(1)
         ----             ---------------     ------------     ---------------------------     ------------------------------
Steven Malin                    0                 n/a                     0/0                              0/0

Harry Simpson                133,333           1,599,996                  0/0                              0/0

Leon Ferguson                   0                 n/a                50,000/100,000                  137,500/275,000

Brett Vernick                 1,000             17,453                 149,000/0                       1,004,750/0

Anthony G. Huston               0                 n/a                     0/0                              0/0

Joseph M. Ramos, Jr.            0                 n/a                 2,500/57,500                         0/0

Peter A. Wigger                 0                 n/a                  0/150,000                         0/9,000

----------
(1) Fair market value of underlying securities (the closing price of the Company's Common Stock on the National Association of Securities Dealers Quotation System) at fiscal year end (September 30, 2000) minus the exercise price.


DIRECTORS' COMPENSATION

     All directors are reimbursed for their reasonable expenses incurred in attending meetings of the Board of Directors and its committees. Directors who are employees receive no additional compensation for service as members of our Board of Directors or committees. All of our non-employee directors are compensated annually for their services at $2,000 and granted non-qualified options to acquire 1,500 shares of our Common Stock at the end of each year of service


EMPLOYMENT AGREEMENTS

     We have entered into a four-year employment agreement with Steven Malin and three-year employment agreements with Robert Malin, Anthony G. Huston, Eric Steinberg, Leon Ferguson and Joseph M. Ramos, Jr., all of which are automatically renewable for additional one-year terms. The employment agreements provide for annual base compensation of $110,000, except for Mr. Ferguson ($100,000), Mr. Ramos ($150,000) and Mr. Wigger ($175,000).
Each employment agreement provides for a bonus equal to 20% of their salaries, payable semi-annually except for Mr. Wigger ($50,000 paid annually), based upon certain revenue levels achieved by us, as may be approved by our Board of Directors or a committee of our Board.

     Each of the employment agreements requires the officer to devote his full time and efforts to our business and contains non-competition and non-disclosure covenants of the officer for the term of his employment and for a period of two years thereafter. Each employment agreement provides that we may terminate the agreement for cause. In addition, each employment agreement provides for termination by either party without cause upon at least 180 days written notice prior to the end of the original term or any renewal term.


STOCK OPTION PLANS

     On January 27, 1997, our Board of Directors and stockholders adopted our 1997 stock option plan, on March 16, 1998, our Board of Directors and stockholders adopted our 1998 stock option plan and on November 1, 1999 and March 14, 2000, our Board of Directors and stockholders, respectively, adopted our 1999 stock option plan. We have reserved 400,000 shares of Common Stock for issuance upon exercise of options granted from time to time under the 1997 stock option plan and 800,000 shares of Common Stock for issuance upon exercise of options granted from time to time under each of the 1998 and 1999 stock option plans. The 1997, 1998 and 1999 stock option plans are intended to assist us in securing and retaining key employees, directors and consultants by allowing them to participate in our ownership and growth through the grant of incentive and non-qualified options.

     Under each of the stock option plans we may grant incentive stock options only to key employees and employee directors, or we may grant non-qualified options to our employees, officers, directors and consultants. The 1997, 1998 and 1999 stock option plans are administered directly by our Board of Directors.

     Subject to the provisions of each of the stock option plans, either the Board or the committee will determine who shall receive options, the number of shares of Common Stock that may be purchased under the options, the time and the manner of exercise of options and exercise prices. The term of options granted under each of the stock option plans may not exceed ten years or five years for an incentive stock option granted to an optionee owning more than 10% of our voting stock. The exercise price for incentive stock options shall be equal to or greater than 100% of the fair market value of the shares of the Common Stock at the time granted; provided that incentive stock options granted to a 10% holder of our voting stock shall be exercisable at a price equal to or greater than 110% of the fair market value of the Common Stock on the date of the grant. The exercise price for non-qualified options will be set by the Board or the committee, in its discretion, but in no event shall the exercise price of options granted under the 1997 or 1998 stock option plans be less than the fair market value of the shares of Common Stock on the date of grant. The exercise price may be payable in cash or, with the approval of the Board or the committee, by delivery of shares or by a combination of cash and shares. Shares of Common Stock received upon exercise of options granted under each of the plans will be subject to restrictions on sale or transfer.

     As of September 30, 2000, we have granted options to purchase 1,385,350 shares of Common Stock under our stock options plans at an exercise price ranging from $2.00 to $23.50 per share. Of these options, options to purchase 524,000 shares have been granted to our officers and directors. All of the options granted to such officers and directors terminate on the ten year anniversary of their grant date.

     On October 24, 2000, our Board of Directors, subject to stockholder approval, adopted our 2000 Stock Option Plan (the "2000 Plan"). We have reserved 1,600,000 shares of Common Stock for issuance upon exercise of options granted from time to time under the 2000 Plan. The 2000 Plan is intended to assist us in securing and retaining key employees, directors and consultants by allowing them to participate in our ownership and growth through the grant of incentive and non-qualified options.

     Under the 2000 Plan we may grant incentive stock options only to key employees and employee directors, or we may grant non-qualified options to our employees, officers, directors and consultants. The 2000 Plan will be administered directly by our Board of Directors.


     Subject to the provisions of the 2000 Plan, the Board of Directors will determine who shall receive options, the number of shares of Common Stock that may be purchased under the options, the time and manner of exercise of options and exercise prices. The term of options granted under the 2000 Plan may not exceed ten years or five years for an incentive stock option granted to an optionee owning more than 10% of our voting stock. The exercise price for incentive stock options shall be equal to or greater than 100% of the fair market value of the shares of the Common Stock at the time granted; provided that incentive stock options granted to a 10% holder of our voting stock shall be exercisable at a price equal to or greater than 110% of the fair market value of the Common Stock on the date of the grant. The exercise price for non-qualified options will be set by the Board, in its discretion. The exercise price may be payable in cash or, with the approval of the Board, by delivery of shares or by a combination of cash and shares. Shares of Common Stock received upon exercise of options granted under the 2000 Plan will be subject to restrictions on sale or transfer.


     As of June 1, 2001 and subject to stockholder approval of the 2000 Plan as described above, we have granted options to purchase 121,000 shares of Common Stock under the 2000 Plan at an exercise price of $6.4375 per share. All of the options granted terminate on the ten year anniversary of their grant date.

SHARE PERFORMANCE GRAPH

     The graph below shows the cumulative total return to the Company's stockholders during the two years ended September 30, 2000 in comparison to the cumulative return on the NASDAQ U.S. Index and the following issuers considered as peers of the Company: Ameritrade Holding Corporation, E*TRADE Group Inc., JB Oxford Holdings, Inc. and Seibert Financial Corp. The results assume that $100 was invested on April 23, 1999 (the date of the Company's initial public offering) and that dividends were reinvested


[GRAPHIC OMITTED]

                     4/22/99            9/30/99             9/30/00

ABWG                 $100.00            $ 65.48             $ 50.32
AMTD                 $100.00            $ 45.70             $ 44.15
ET                   $100.00            $ 97.92             $ 68.49
JBOH                 $100.00            $ 50.62             $ 23.66
SIEB                 $100.00            $ 54.26             $ 23.45
NASDAQ-U.S. Index    $100.00            $107.20             $143.38

                               SECURITY OWNERSHIP

     The following table sets forth as of May 31, 2001 certain information with regard to ownership of the Company's Common Stock by (i) each beneficial owner of more than 5% of the Company's Common Stock; (ii) each director and nominee for director; (iii) each executive officer named in the "Summary Compensation Table"; and (iv) all executive officers and directors of the Company as a group. Unless otherwise stated, the persons named in the table have sole voting and investment power with respect to all Common Stock shown as beneficially owned by them.



                                               NUMBER OF SHARES      PERCENTAGE OF SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER(1)       BENEFICIALLY OWNED      BENEFICIALLY OWNED
---------------------------------------       -------------------    --------------------
Steven Malin                                       2,218,570                 20.1%

Linda Malin                                        1,016,530                  9.2

Robert Malin                                         872,600                  7.9

Anthony G. Huston                                    336,750                  3.1

Eric Steinberg                                       347,253                  3.2

Leon Ferguson                                        193,685                  1.7

Peter A. Wigger                                       50,000                   *

Joseph M. Ramos, Jr.                                  15,000                   *

Harry Simpson                                              0                    0

Brett Vernick                                        169,500                  1.5

Mark Chambre                                          48,000                   *

Elizabeth Chambers                                     9,550                   *

Michael B. Kraines                                     3,500                   *

Stanley Weinstein                                      5,500                   *

All directors and executive officers as a
 group (14 persons)                                5,286,438                 46.6%

----------
*     Less than 1%

(1) Except as otherwise stated, the business address of each of the named individuals in this table is c/o A.B. Watley Group Inc., 40 Wall Street, New York, New York 10005.


     The number of shares beneficially owned by Steven, Linda and Robert Malin include shares held in irrevocable family and charitable trusts for which they are trustees. In addition, the number of shares held by Steven Malin includes shares held by a family partnership for which Steven Malin is the general partner.

     The number of shares beneficially owned by Steven Malin does not include 30,000 shares of Common Stock issuable upon exercise of options which are not currently exercisable.

     The number of shares beneficially owned by Linda Malin does not include 30,000 shares of Common Stock issuable upon exercise of options which are not currently exercisable.

     The number of shares beneficially owned by Robert Malin does not include 30,000 shares of Common Stock issuable upon exercise of options which are not currently exercisable.

     The number of shares beneficially owned by Anthony G. Huston does not include 175,000 shares of Common Stock held by an irrevocable family trust of which Anthony G. Huston is a beneficiary and 30,000 shares of Common Stock issuable upon exercise of options which are not currently exercisable.

     The number of shares beneficially owned by Eric Steinberg does not include 125,000 shares held by an irrevocable family trust of which Eric Steinberg is a beneficiary and 30,000 shares of Common Stock issuable upon exercise of options which are not currently exercisable.

     The number of shares beneficially owned by Leon Ferguson includes 100,000 shares of Common Stock issuable upon exercise of currently exercisable options, 52,000 shares of Common Stock held by a trust of which Leon Ferguson is a trustee and a beneficiary and 175 shares of Common Stock held in an individual retirement account, but does not include 380,000 shares of Common Stock issuable upon exercise of options which are not currently exercisable.

     The number of shares beneficially owned by Peter A. Wigger includes 50,000 shares of Common Stock issuable upon exercise of currently exercisable options, but does not include 100,000 shares of Common Stock issuable upon exercise of options which are not currently exercisable.

     The number of shares beneficially owned by Brett Vernick includes 149,000 shares of Common Stock issuable upon exercise of currently exercisable options.


     The number of shares beneficially owned by Joseph M. Ramos, Jr. includes 15,000 shares of Common Stock issuable upon exercise of currently exercisable options, but does not include 75,000 shares of Common Stock issuable upon exercise of options which are not currently exercisable.

     The number of shares beneficially owned by Harry Simpson includes 350,000 shares of Common Stock issuable held in trusts of which Harry Simpson is the beneficiary.

     The number of shares beneficially owned by Mark Chambre includes 2,000 shares of Common Stock issuable upon exercise of currently exercisable options, but does not include 2,000 shares of Common Stock owned by his wife, as to which he disclaims beneficial ownership.

     The number of shares beneficially owned by Elizabeth Chambers includes 2,000 shares of Common Stock issuable upon exercise of currently exercisable options.

     The number of shares beneficially owned by Michael B. Kraines includes 3,500 shares of Common Stock issuable upon exercise of currently exercisable options.

     The number of shares beneficially owned by Stanley Weinstein includes 2,000 shares of Common Stock issuable upon exercise of currently exercisable options.

     The number of shares beneficially owned by all of our officers and directors as a group includes 321,500 shares of common stock issuable upon exercise of currently exercisable options, but does not include 705,000 shares of common stock issuable upon exercise of options which are not currently exercisable.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. (the "NASD"). These Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file with the SEC and NASD. Based solely on the Company's review of the copies of the forms it has received, we believe that all Reporting Persons, except for Mr. Ferguson who was late in reporting the acquisition of 175 shares for his individual retirement account, complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal year 2000.


CERTAIN TRANSACTIONS

     During fiscal year 2000, we borrowed $3,500,000 from officers and major stockholders. Such loans were comprised of (i) a $3,200,000 loan from Steven Malin; (ii) a $150,000 loan from a corporation controlled by Steven Malin; (iii) a $75,000 loan from a corporation controlled by Linda Malin; and (iv) a $75,000 loan from a corporation controlled by Eric Steinberg. The notes bear interest ranging from 7% to 10% maturing in two years from the effective date. On April 30, 2000, a subordinated borrowing of $125,000 from Steven Malin matured, however Mr. Malin continued to loan the Company $125,000 at an interest rate of 12% with no stated maturity date.

     To date during fiscal year 2001, we borrowed $8,195,000 from officers and major stockholders and repaid $7,220,000 to such parties. Repayments of $4,300,000 were made to the corporation controlled by

Steven Malin, of which $1,075,000 was subsequently reborrowed. An aggregate of $3,225,000 was borrowed to replace the balance of the foregoing loans from officers and major stockholders. In addition to the loans made by a corporation controlled by Steven Malin, loans made during fiscal year 2001 were comprised of
(i) loans aggregating $1,275,000 from a corporation controlled by Linda Malin;
(ii) loans aggregating $1,115,000 from a corporation controlled by Eric Steinberg; (iii) a $1,000,000 loan from Leon Ferguson; (iv) loans aggregating $1,125,000 from a corporation controlled by Robert Malin; and (v) a $30,000 loan from Anthony Huston. The notes bear interest at 7% maturing in two years from the effective date. Giving effect to the above transactions, the following amounts are outstanding: (i) $1,500,000 owed to a corporation controlled by Steven Malin; (ii) $1,075,000 owed to a corporation controlled by Linda Malin;
(iii) $950,000 owed to a corporation controlled by Eric Steinberg; and (iv) $1,075,000 owed to a corporation controlled by Robert Malin. Of the amounts owed the corporation controlled by Steven Malin, $125,000 has been reclassified as a subordinated borrowing.

     We believe that prior transactions with our officers, directors and principal stockholders were on terms that were no less favorable than we could have obtained from unaffiliated third parties. All future transactions, including loans and advances, between us and our officers, directors and stockholders beneficially owning 5% or more of our outstanding voting securities, or their affiliates, will be for bona fide business purposes and on terms not less favorable to us than we could have obtained in arm's length transactions from unaffiliated third parties.


                    APPROVAL OF THE 2000 STOCK OPTION PLAN
                             (ITEM 2 ON PROXY CARD)

     As noted above under the caption "Stock Option Plans", on October 24, 2000, our Board of Directors adopted the 2000 Plan under which 1,600,000 shares of our Common Stock have been reserved for issuance. The following description of the 2000 Plan is qualified in its entirety by reference to the text of the 2000 Plan, a copy of which is annexed to this proxy statement as Exhibit "A".


PURPOSE

     The purpose of the 2000 Plan is to provide an incentive to key employees and employee directors as well as outside directors and consultants and to offer an additional inducement in obtaining the services of such individuals.


ADMINISTRATION OF THE 2000 PLAN

     The 2000 Plan is administered by our Board of Directors. Our Board is authorized, subject to the provisions of the 2000 Plan, to determine the persons who will receive options under the 2000 Plan, the number of shares of Common Stock subject to each option and the terms of those options, and to interpret the 2000 Plan and to make such rules and regulations relating to the 2000 Plan as our Board may deem proper.


SHARES OF STOCK SUBJECT TO THE 2000 PLAN AND EXERCISE PRICE

     Options granted under the 2000 Plan may be (i) Incentive Stock Options under the provisions and subject to the limitations of Section 422 of the Internal Revenue Code or (ii) non-qualified Stock Options. The 2000 Plan permits the granting of an aggregate of 800,000 shares at a price equal to not less than one hundred percent (100%) of the fair market value of the Common Stock on the date that the option is granted if the option is an Incentive Stock Option. Non-qualified Stock Options may be granted at such prices as are determined by our Board of Directors. Further, no Incentive Stock Option may be granted to an employee owning shares of Common Stock having more than 10% of the voting power of the Company unless the option price for such employee's option is at least 110% of the fair market value of the shares of Common Stock subject to the option at the time the option is granted and the option is not exercisable after five years from the date of grant. No option may be granted under the 2000 Plan after the tenth anniversary of the adoption of the 2000 Plan. Options may be granted through October 23, 2010.

     Upon the granting of any option, the optionee must enter into a written agreement with the Company setting forth the terms upon which the option may be exercised. Such an agreement sets forth the length of the term of the option and the timing of its exercise as determined by our Board of Directors. In no event shall the length of an option extend beyond ten years from the date of its grant. An optionee may exercise an option by delivering payment to the Company in cash, previously acquired shares of Common Stock or a combination thereof.

     Under the 2000 Plan, if the employment of any person to whom an option has been granted is terminated for any reason other than the death or disability of the optionee, the optionee may exercise within ninety days of such termination such options as the optionee could have exercised if his or her employment had continued for such ninety day period. If the optionee dies while employed by the Company or its subsidiaries, or during a period after termination of employment in which the optionee could exercise an option, the optionee's beneficiary may exercise the option within one year of the date of the optionee's death but in no event may the option be exercised later than the date on which the option would have expired if the optionee had lived. If the termination is by reason of disability, the optionee may exercise the option, in whole or in part, at any time within one year following such termination of employment, but in no event may the option be exercised later than the date on which the option would have expired if the optionee had not been terminated for disability.


CHANGE-IN-CONTROL AND ADJUSTMENTS IN CAPITALIZATION

     The 2000 Plan provides that our Board of Directors may provide that the vesting of options granted pursuant to the 2000 Plan to optionees who are terminated by the Company within one (1) year of a change-in-control (as defined in the 2000 Plan), will accelerate and such options will become exercisable. The 2000 Plan further provides that, in the event of any stock dividend, stock split, combination of shares, merger, consolidation, reorganization, spin-off, or recapitalization affecting the outstanding shares of the Company's Common Stock (the "Event"), the maximum number and kind of shares that may be issued under the 2000 Plan, the number of shares with respect to which future options are to be granted, the number and kind of shares subject to then-outstanding options and the price for each share subject to any then outstanding options shall be appropriately and equitably adjusted as necessary to maintain the same proportionate number of shares as existed immediately prior to the Event and the same aggregate option price.


FEDERAL INCOME TAX CONSEQUENCES

     With respect to the tax effects of Incentive Stock Options, the optionee does not recognize any taxable income when the option is granted or exercised. If no disposition of shares issued to an optionee pursuant to the exercise of an Incentive Stock Option is made by the optionee within two years from the date of grant or within one year after the transfer of such shares to the optionee then (a) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss and (b) no deduction will be allowed to the Company for Federal income tax purposes. The exercise of an Incentive Stock Option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

     If shares acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of the two year and one year holding periods described above (a "Disqualifying Disposition") generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized upon the sale of such shares) over the option price thereof, and (b) the Company will be entitled to deduct such amount, subject to applicable withholding requirements. Any further gain realized will be taxed as short-term or long-term capital gain and will not result in any deduction by the Company. A Disqualifying Disposition will eliminate the item of tax preference associated with the exercise of the Incentive Stock Option.

     If an optionee is permitted to, and does, make the required payment of the option price by delivering shares, the optionee generally will not recognize any gain as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his basis in the new shares received. However, the use by an optionee of shares previously acquired pursuant to the exercise of an Incentive Stock Option to exercise an Incentive Stock Option will be treated as a taxable disposition if the transferred shares are not held by the optionee for the requisite holding period described above.

     With respect to the tax effects of non-qualified Stock Options, a recipient of options incurs no income tax liability as a result of having been granted those options. The exercise by an individual of a stock option normally results in the immediate realization of income by the individual of the difference between the market value of the stock which is being purchased on the date of exercise and the price being paid for such stock. The amount of such income also is deductible by the Company. If the exercise price is paid in whole or in part in shares, no income, gain or loss is recognized by the recipient on the receipt of shares equal in number to the shares delivered in payment of the exercise price, and the fair market value of the remainder of the shares received upon exercise of the option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise, is treated as compensation income received by the recipient.

     Under current law an individual who sells stock which was acquired upon the exercise of options will receive long-term capital gains or loss treatment, if the individual has held such stock for longer than one year following the date of such exercise, on gain or loss equal to the difference between the price for which such stock was sold and the market value of the stock on the date of the exercise. If the individual has held the stock for one year or less the gain or loss will be treated as short-term capital gain or loss.


AMENDMENTS TO THE 2000 PLAN

     The 2000 Plan may be terminated, suspended, or modified at any time by our Board of Directors, but no amendment increasing the maximum number of shares of Common Stock for which options may be granted (except to reflect a stock split, stock dividend or other distribution), materially increasing the benefits accruing to an optionee or changing the class of persons eligible to be optionees shall be made without first obtaining approval by a majority of the outstanding shares of the Company entitled to vote. No termination, suspension or modification of the 2000 Plan shall adversely affect any right previously acquired by the optionee or other beneficiary under the 2000 Plan without such optionee's or beneficiary's consent.

     Options granted under the 2000 Plan may not be transferred other than by will or by the laws of descent and distribution or a qualified domestic relations order and, during the optionee's lifetime, may be exercised only by the optionee.


PLAN BENEFITS

     The benefits or amounts that will be received by or allocated to any participants are not now determinable,except that the following grants have been made under the 2000 Plan:


                             2000 STOCK OPTION PLAN




          NAME AND PRINCIPAL POSITION              DOLLAR VALUE($)     NUMBER OF UNITS
          ---------------------------              ---------------     ---------------
Non-Executive Officer Employee Group ..........   778,937.50 (1)      121,000

----------
(1)   Based on an exercise price of $6.4375 per share of Common Stock.

     As of June 6, 2001, the fair market value of the Common Stock was $9.83 per share.


FINANCIAL AND ACCOUNTING ASPECTS

     The grants of the stock options made under the 2000 Plan will result in a non-cash compensation charge to the Company measured by the difference between the exercise price and the fair market value (i.e., market price) of the Common Stock on the date of approval of the transaction (which will be the date of the Annual Meeting, assuming such approval is forthcoming).

VOTE REQUIRED

     The 2000 Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting. If the 2000 Plan is not approved by stockholders, it will not become effective.

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE 2000 STOCK OPTION PLAN.


                             ELECTION OF AUDITORS
                             (ITEM 3 ON PROXY CARD)

     Our Board of Directors has selected Ernst & Young LLP as our auditors for the current fiscal year, subject to ratification by the stockholders. Fees for the last fiscal year were annual audit $172,311, audit related services $74,966, and all other nonaudit services, including tax and due diligence services, $132,500. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and will be given the opportunity to make a statement if he desires to do so.

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE RETENTION OF ERNST & YOUNG LLP.


                  ADDITIONAL INFORMATION CONCERNING THE BOARD
                          OF DIRECTORS OF THE COMPANY

     During the year ended September 30, 2000 our Board of Directors held four meetings and acted by written consent five times. The Audit Committee met two times. The Company does not have a compensation committee or a nominating committee Directors receive options to purchase 1,500 shares of Common Stock of the Company annually. Outside directors are compensated $500 for each meeting of our Board of Directors he or she attends. Inside directors have waived their right to be compensated for attending meetings of our Board of Directors.


AUDIT COMMITTEE

     The Audit Committee consists of Messrs. Mark Chambre, Michael B. Kraines and Stanley Weinstein and Ms. Elizabeth Chambers. The functions of the Audit Committee are to recommend to our Board of Directors the selection, retention, or termination of the Company's independent accountants; determine through consultation with management the appropriateness of the scope of the various professional services provided by the independent accountants, and consider the possible effect of the performance of such services on the independence of the accountants; review the arrangements and the proposed overall scope of the annual audit with management and the independent accountants; discuss matters of concern to the Audit Committee with the independent accountants and management relating to the annual financial statements and results of the audit; obtain from management, the independent accountants and the Chief Financial Officer their separate opinions as to the adequacy of the Company's system of internal accounting control; review with management and the independent accountants the recommendations made by the accountants with respect to changes in accounting procedures and internal accounting control; discuss with management any concerns the Committee may have with regard to the Company's business practices; hold regularly scheduled meetings, separately and jointly, with representatives of management, the independent accountants, and the Chief Financial Officer to make inquiries into and discuss their activities. Our Board of Directors has determined that all members of the Audit Committee are "independent" as defined by the standards of the NASDAQ National Market. A copy of the written charter of the Audit Committee, as adopted by our Board of Directors, is annexed to this proxy statement as Exhibit "B".

     The Audit Committee has furnished the following report. The information contained in the "Audit Committee Report" is not to be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor is such information to be incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed the audited financial statements contained in our Annual Report on Form 10-KSB for the year ended September 30, 2000 with our management; has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380); has discussed with the independent auditors the independent auditors' independence; and has received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

     Based on the review and discussions of the above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended September 30, 2000, for filing with the Securities and Exchange Commission.

Reported upon by the Audit Committee:
   Mr. Mark Chambre
   Mr. Michael B. Kraines
   Mr. Stanley Weinstein


                             STOCKHOLDER PROPOSALS

     Stockholder proposals with respect to the Company's next Annual Meeting of Stockholders must be received by the Company no later than February 8, 2002 to be considered for inclusion in the Company's next proxy statement. Under the Securities and Exchange Commission's proxy rules, proxies solicited by our Board of Directors for our 2002 Annual Meeting may be voted at the discretion of the persons named in such proxies (or their substitutes) with respect to any stockholder proposal not included in the Company's proxy statement if the Company does not receive notice of such proposal on or before April 24, 2002, unless our 2002 Annual Meeting is not held within 30 days before or after the anniversary date of our 2001 Annual Meeting.


                                 ANNUAL REPORT

     A copy of the Annual Report for the year ended September 30, 2000 is being mailed to the stockholders of record along with this proxy statement. The Annual Report, including the Company's Annual Report on Form 10-KSB for the year ended September 30, 2000, is not incorporated by reference in this proxy statement and is not considered to be part of the proxy material.


                                 OTHER MATTERS

     As of the date of this proxy statement, our Board of Directors does not know of any business other than that specified above to come before the Annual Meeting, but, if any other business does lawfully come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in regard thereto in accordance with their judgment.

     The cost of soliciting proxies will be borne by the Company and will consist primarily of printing, postage and handling, including the expenses of brokerage houses, custodians, nominees, and fiduciaries in forwarding documents to beneficial owners. In addition to solicitation by the use of the mails, solicitation also may be made by the Company's officers, directors, or employees, personally or by telephone without additional remuneration therefor.



                                          By Order of the Board of Directors,



                                          /s/ Steven Malin
                                            -----------------------------------
                                            STEVEN MALIN
                                            Chairman and Chief Executive
                                            Officer

New York, New York
June 13, 2001

                                                                      EXHIBIT A


                            A.B. WATLEY GROUP INC.
                            2000 STOCK OPTION PLAN

     SECTION 1. Establishment. There is hereby established the A.B. Watley Group Inc. 2000 Stock Option Plan (the "Plan"), pursuant to which employees (including officers, directors, consultants and other persons who perform substantial services for or on behalf of A.B. Watley Group Inc. and/or its subsidiaries) [the "Company"] may be granted options to purchase shares of common stock of the Company, par value $.001 per share ("Common Stock"), and thereby share in the future growth of the business. The subsidiaries of the Company included in this Plan (the "Subsidiaries") shall be any subsidiary of the Company as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code").

     SECTION 2. Status of Options. The options which may be granted pursuant to this Plan will constitute either incentive stock options within the meaning of
Section 422 of the Code ("Incentive Stock Options") or options which are not Incentive Stock Options ("Non-incentive Stock Options"). Incentive Stock Options and Non-incentive Stock Options shall be collectively referred to herein as "Options".

     SECTION 3. Eligibility. All employees (including officers, whether or not they are members of the Board of Directors) of the Company or any of its Subsidiaries who are employed at the time of the adoption of this Plan or thereafter, any directors of the Company, and any consultants and other persons who perform substantial services for or on behalf of the Company, any of its Subsidiaries or affiliates, or any entity in which the Company has an interest (collectively, the "Grantees") shall be eligible to be granted Non-incentive Stock Options under this Plan. All employees (including officers, whether or not they are members of the Board of Directors) of the Company or any of its Subsidiaries who are employed at the time of adoption of this Plan or thereafter shall be eligible to be granted Incentive Stock Options under this Plan.

     SECTION 4. Number of Shares Covered by Options; No Preemptive Rights. The total number of shares which may be issued and sold pursuant to Options granted under this Plan shall be 1,600,000 shares of Common Stock (or the number and kind of shares of stock or other securities which, in accordance with Section 9 of this Plan, shall be substituted for such shares of Common Stock or to which said shares shall be adjusted; hereinafter, all references to shares of Common Stock are deemed to be references to said shares or shares so adjusted.) The issuance of shares upon exercise of an Option shall be free from any preemptive or preferential right of subscription or purchase on the part of any shareholder. If any outstanding Option granted under this Plan expires or is terminated, for any reason, the shares of Common Stock subject to the unexercised portion of the Option will again be available for Options issued under this Plan.

     SECTION 5. Administration.

     (a) This Plan shall be administered by the Board of Directors of the Company (the "Board"). Subject to the express provisions of this Plan, the Board shall have complete authority, in its discretion, to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements (which need not be identical), to determine the Grantees to whom, and the times and the prices at which, Options shall be granted, the option periods, the number of shares of the Common Stock to be subject to each Option and, as limited by
Section 3 hereof, whether each Option shall be an Incentive Stock Option or a Non-incentive Stock Option, and to make all other determinations necessary or advisable for the administration of the Plan. Each Option shall be clearly identified at the time of grant as to its status. In making such determinations, the Board may take into account the nature of the services rendered by the respective Grantees, their present and potential contributions to the success of the Company and such other factors as the Board, in its discretion, shall deem relevant. Nothing contained in this Plan shall be deemed to give any Grantee any right to be granted an Option to purchase shares of Common Stock except to the extent and upon such terms and conditions as may be determined by the Board. The Board's determination on all of the matters referred to in this Section 5 shall be conclusive.

     (b) The Board may at its election provide in any option agreement covering the grant of Options under this Plan that, upon the exercise of such Options, the Company will loan to the holder thereof such amount as shall equal the purchase price of the shares of Common Stock issuable upon such exercise, such loan to be on terms and conditions deemed appropriate by the Board.


     (c) Notwithstanding any provision hereof to the contrary, the Board shall have sole and exclusive authority with respect to the grant of Options to directors.


     SECTION 6. Terms of Incentive Stock Options. Each Incentive Stock Option granted under this Plan shall be evidenced by an Incentive Stock Option Agreement which shall be executed by the Company and by the person to whom such Incentive Stock Option is granted, and shall be subject to the following terms and conditions:


     (a) The price at which shares of Common Stock covered by each Incentive Stock Option may be purchased pursuant thereto shall be determined in each case on the date of grant by the Board, but shall be an amount not less than the par value of such shares and not less than the fair market value of such shares on the date of grant. For purposes of this Section and Section 7, the fair market value of shares of Common Stock on any day shall be (i) in the event the Common Stock is not publicly traded, the fair market value on such day as determined in good faith by the Board or (ii) in the event the Common Stock is publicly traded, the last sale price of a share of Common Stock as reported by the principal quotation service on which the Common Stock is listed, if available, or, if last sale prices are not reported with respect to the Common Stock, the mean of the high bid and low asked prices of a share of Common Stock as reported by such principal quotation service, or, if there is no such report by such quotation service for such day, such fair market value shall be the average of (i) the last sale price (or, if last sale prices are not reported with respect to the Common Stock, the mean of the high bid and low asked prices) on the day next preceding such day for which there was a report and
(ii) the last sale price (or, if last sale prices are not reported with respect to the Common Stock, the mean of the high bid and low asked prices) on the day next succeeding such day for which there was a report, or as otherwise determined by the Board in its discretion pursuant to any reasonable method contemplated by Section 422 of the Code and any regulations issued pursuant to that Section.


     (b) The price of the shares to be purchased pursuant to each Incentive Stock Option shall be paid in full in cash, or by delivery (i.e., surrender) of shares of Common Stock of the Company then owned by the Grantee, at the time of the exercise of the Incentive Stock Option. Shares of Common Stock so delivered will be valued on the day of delivery for the purpose of determining the extent to which the option price has been paid thereby, in the same manner as provided for the purchase price of Incentive Stock Options as set forth in paragraph (a) of this Section, or as otherwise determined by the Board, in its discretion, pursuant to any reasonable method contemplated by Section 422 of the Code and any regulations issued pursuant to that Section.


     (c) Each Incentive Stock Option Agreement shall provide that such Incentive Stock Option may be exercised by the Grantee, in such parts and at such times as may be specified in such Agreement, within a period not exceeding ten years after the date on which the Incentive Stock Option is granted (hereinafter called the "Incentive Stock Option Period") and, in any event, only during the continuance of the employee's employment by the Company or any of its Subsidiaries or during the period of three months after the termination of such employment to the extent that the right to exercise such Incentive Stock Option had accrued at the date of such termination; provided, however, that if Incentive Stock Options as to 100 or more shares are held by a Grantee, then such Incentive Stock Options may not be exercised for less than 100 shares at any one time, and if Incentive Stock Options for less than 100 shares are held by a Grantee, then Incentive Stock Options for all such shares must be exercised at one time; and provided, further, that if the Grantee, while still employed by the Company or any of its Subsidiaries, shall die or become disabled (within the meaning of Section 22(e)(3) of the Code) within the Incentive Stock Option Period, the Incentive Stock Option may be exercised, to the extent specified in the Incentive Stock Option Agreement, and as herein provided, but only prior to the first to occur of:

       (i) the expiration of the period of one year after the date of the Grantee's death or disability, or

       (ii) the expiration of the Incentive Stock Option Period,

by the person or persons entitled to do so under the Grantee's will, or, if the Grantee shall fail to make testamentary disposition of said Incentive Stock Option, or shall die in testate, by the Grantee's legal representative or representatives.

     (d) Each Incentive Stock Option granted under this Plan shall by its terms be non-transferable by the Grantee except by will or by the laws of descent and distribution, and each Incentive Stock Option shall by its terms be exercisable during the Grantee's lifetime only by him.

     (e) Notwithstanding the foregoing, if an Incentive Stock Option is granted to a person at any time when such person owns, within the meaning of Section 424(d) of the Code, more than 10% of the total combined voting power of all classes of stock of the employer corporation (or a parent or subsidiary of such corporation within the meaning of Section 424 of the Code), the price at which each share of Common Stock covered by such Incentive Stock Option may be purchased pursuant to such Incentive Stock Option shall not be less than 110% of the fair market value (determined as in paragraph (a) of this Section) of the shares of Common Stock at the time the Incentive Stock Option is granted, and such Incentive Stock Option must be exercised within a period specified in the Incentive Stock Option Agreement which does not exceed five years after the date on which such Incentive Stock Option is granted.

     (f) The Incentive Stock Option Agreement entered into pursuant hereto may contain such other terms, provisions and conditions not inconsistent herewith as shall be determined by the Board including, without limitation, provisions
(i) requiring the giving of satisfactory assurances by the Grantee that the shares are purchased for investment and not with a view to resale in connection with a distribution of such shares, and will not be transferred in violation of applicable securities laws, (ii) restricting the transferability of such shares during a specified period and (iii) requiring the resale of such shares to the Company at the option price if the employment of the employee terminates prior to a specified time. In addition, the Board, in its discretion, may afford to holders of Incentive Stock Options granted under this Plan the right to require the Company to cause to be registered under the Securities Act of 1933, as amended, for public sale by the holders thereof, shares of Common Stock subject to such Incentive Stock Options upon such terms and subject to such conditions as the Board may determine to be appropriate.

     (g) In the discretion of the Board, a single Stock Option Agreement may include both Incentive Stock Options and Non-incentive Stock Options, or those options may be included in separate stock option agreements.

     SECTION 7. Terms of Non-incentive Stock Options. Each Non-incentive Stock Option granted under this Plan shall be evidenced by a Non-incentive Stock Option Agreement which shall be executed by the Company and by the person to whom such Non-incentive Stock Option is granted, and shall be subject to the following terms and conditions:

     (a) The price at which shares of Common Stock covered by each Non-incentive Stock Option may be purchased pursuant thereto shall be such amount as determined by the Board but not less than the par value of such shares.

     (b) Each Non-incentive Stock Option Agreement shall provide that such Non-incentive Stock Option may be exercised by the Grantee, in such parts and at such times as may be specified in such Agreement, within a period up to and including ten years after the date on which the Non-incentive Stock Option is granted.

     (c) Each Non-incentive Stock Option granted under this Plan shall by its terms be non-transferable by the optionee except by will or by the laws of descent and distribution, and each Non-incentive Stock Option shall by its terms be exercisable during the Grantee's lifetime only by him.

     (d) The Non-incentive Stock Option Agreement entered into pursuant hereto may contain such other terms, provisions and conditions not inconsistent herewith as shall be determined by the Board, in its sole discretion, including without limitation the terms, provisions and conditions set forth in Section 6(f) with respect to Incentive Stock Option Agreements.

     SECTION 8. Limit on Option Amount.

     (a) Notwithstanding any provision contained herein, the aggregate fair market value (determined under Section 6(a) as of the time Incentive Stock Options are granted) of the shares of Common Stock with respect to which Incentive Stock Options are first exercisable by any employee during any calendar year (under all stock option plans of the employee's employer corporation and its parent and subsidiary corporation within the meaning of
Section 424 of the Code) shall not exceed $100,000. If an Incentive Stock Option exceeds this $100,000 limitation, the portion of such Option which is exercisable for shares of Common Stock in excess of the $100,000 limitation shall be treated as a Non-incentive Stock Option. The limit in this paragraph shall not apply to Options which are designated as Non-incentive Stock Options, and, except as otherwise provided herein, there shall be no limit on the amount of such Options which may be first exercisable in any year.

     (b) Notwithstanding any provision contained herein, grants of options under this Plan to any one optionee who is an employee of the Company shall be limited to Options to purchase no more than 150,000 shares of Common Stock per calendar year (subject to adjustment in the event of a stock split).

     SECTION 9. Adjustment of Number of Shares.

     (a) In the event that a dividend shall be declared upon the shares of Common Stock payable in shares of Common Stock, the number of shares of Common Stock then subject to any Option granted hereunder, and the number of shares reserved for issuance pursuant to this Plan but not yet covered by an Option, shall be adjusted by adding to each of such shares the number of shares which would be distributable thereon if such share had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend. In the event that the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any such Option and for each share of Common Stock reserved for issuance pursuant to the Plan but not yet covered by an Option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged; provided, however, that in the event that such change or exchange results from a merger or consolidation, and in the judgment of the Board such substitution cannot be effected or would be inappropriate, or if the Company shall sell all or substantially all of its assets, the Company shall use reasonable efforts to effect some other adjustment of each then outstanding Option which the Board, in its sole discretion, shall deem equitable. In the event that there shall be any change, other than as specified above in this
Section 9(a), in the number or kind of outstanding shares of Common Stock or of any stock or other securities into which such shares of Common Stock shall have been changed or for which they shall have been exchanged, then, if the Board shall determine that such change equitably requires an adjustment in the number or kind of shares theretofore reserved for issuance pursuant to the Plan but not yet covered by an Option and of the shares then subject to an Option or Options, such adjustment shall be made by the Board and shall be effective and binding for all purposes of this Plan and of each stock option agreement. Notwithstanding the foregoing, if any adjustment in the number of shares which may be issued and sold pursuant to Options is required by the Code or regulations issued pursuant thereto to be approved by the stockholders in order to enable the Company to issue Incentive Stock Options pursuant to this Plan, then no such adjustment shall be made without the approval of the stockholders. In the case of any such substitution or adjustment as provided for in this
Section 9(a), the option price in each stock option agreement for each share covered thereby prior to such substitution or adjustment will be the total option price for all shares of stock or other securities which shall have been substituted for each such share or to which such share shall have been adjusted pursuant to this Section 9. No adjustment or substitution provided for in this
Section 9 shall require the Company, in any stock option agreement, to sell a fractional share, and the total substitution or adjustment with respect to each stock option agreement shall be limited accordingly. Notwithstanding the foregoing, in the case of Incentive Stock Options, if the effect of the adjustments or substitution is to cause the Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option or to cause a modification, extension or renewal of such

Incentive Stock Option within the meaning of Section 424 of the Code, the Board of Directors shall use reasonable efforts to effect such other adjustment of each then outstanding option as the Board of Directors, in its sole discretion, shall deem equitable.

     (b) In the event that the Company shall effect a distribution, other than a normal and customary cash dividend, upon shares of Common Stock, the Board may, in order to prevent significant diminution in the value of Options as a result of any such distribution, take such measures as it deems fair and equitable, including, without limitation, the adjustment of the option price per share for shares not issued and sold hereunder prior to the record date for said distribution.

     SECTION 10. Change-in-Control. The Board shall have the right to provide in any Incentive Stock Option Agreement or Non-incentive Stock Option Agreement that in the event an optionee's employment with the Company is terminated by the Company within one (1) year of the occurrence of a Change-in-Control Event, all outstanding Options held by such optionee at the time of such termination shall become fully vested and exercisable. In no event shall this Section 10 or
Section 9 be subject to modification after a Change-in-Control Event has occurred.

     For purposes of this Section 10, a Change-in-Control Event shall mean any of the following events:

     (a) any Person, together with its affiliates and associates (as such terms are used in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 15% or more of the then outstanding shares of Common Stock of the Company; or

     (b) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on November 1, 1999, constituted the Board and any new director whose appointment or election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors on November 1, 1999 or whose appointment, election or nomination for election was previously so approved; or

     (c) the Company consolidates with, or merges with or into, any other Person (other than a wholly owned subsidiary of the Company), or any other Person consolidates with, or merges with or into, the Company, and, in connection therewith, all or part of the outstanding shares of Common Stock shall be changed in any way or converted into or exchanged for stock or other securities or cash or any other property; or

     (d) a transaction or series of transactions in which, directly or indirectly, the Company shall sell or otherwise transfer (or one or more of its subsidiaries shall sell or otherwise transfer) assets (i) aggregating more than 50% of the assets (measured by either book value or fair market value) or (ii) generating more than 50% of the operating income or cash flow of the Company and its subsidiaries (taken as a whole) to any other Person or group of Persons.

     Notwithstanding the foregoing, no "Change-in-Control Event" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Common Stock of the Company immediately prior to such transaction or series of transactions own a majority of the outstanding voting shares and in substantially the same proportion in an entity which owns all or substantially all of the assets of the Company immediately following such transaction nor series of transactions.

     For purposes of this Section 10, "person" shall have the meaning given in
Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its affiliates (as defined in Rule 12b-2 promulgated under the Exchange
Act), (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or
(iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

     SECTION 11. Amendments. This Plan may be terminated or amended from time to time by vote of the Board; provided, however, that no such termination or amendment shall materially adversely affect or impair any then outstanding Option without the consent of the Grantee thereof and no amendment which shall
(i) change the total number of shares which may be issued and sold pursuant to Options granted under this Plan, or (ii) change the designation or class of employees or other persons eligible to receive Incentive Options or Non-incentive Options, shall be effective without the approval of the stockholders. Notwithstanding the foregoing, the Plan may be amended by the Board to incorporate any amendments made to the Code or regulations promulgated thereunder which the Board deems to be necessary or desirable to preserve (i) incentive stock option status for outstanding Incentive Stock Options and the ability to issue Incentive Stock Options pursuant to the Plan, and (ii) the deductibility by the Company pursuant to Section 162(m) of the Code of amounts taxed to Plan participants as ordinary compensation income.


     SECTION 12. Effective Date and Termination. The Plan shall become effective on the date hereof, subject to adoption and approval by the stockholders of the Company at the Annual Meeting of Stockholders to be held in March 2001. Except to the extent necessary to govern outstanding Options, this Plan shall terminate on, and no additional Options shall be granted after, ten years from the date of first adoption of the Plan and approval by the stockholders.




Dated: October 24, 2000

                                                                      EXHIBIT B


           CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                      OF
                    A.B. WATLEY GROUP INC. (THE "COMPANY")

1.  Audit Committee Purpose and General Responsibilities

    The Audit Committee of the Board of Directors (the "Committee") oversees management's responsibilities for establishing and maintaining internal controls designed to ensure (a) the integrity of financial information,
    (b) the effectiveness and efficiency of operations, and (c) compliance with laws, regulations and Company policies. The Committee's mandate is also to encourage the Company to maintain effective auditing processes. Management is responsible for preparing the Company's financial statements, and the independent accountants are responsible for auditing those financial statements. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior. The Committee is authorized to perform the following functions and its primary responsibilities are to:

    o Provide for direct, confidential communication between the Committee, the independent accountants and management, including such private sessions as the Committee may deem appropriate;

    o Examine and reviewing the role, functions and status of the Company's independent accountants, particularly as concerns:

      --Advising the independent accountants that the Board of Directors, as the stockholders' representative, is the independent accountants' primary client. The Committee shall review the independence and performance of the accountants and annually recommend to the Board of Directors the appointment of the independent accountants or approve any discharge of auditors when circumstances warrant.

      --Reviewing management's recommendation as to the engagement of the independent accountants for the purpose of auditing and examining the financial statements of the Company and submitting its recommendation to the Board for approval;

      --Reviewing with the Company's independent accountants the scope of their proposed audit, the audit procedures to be utilized and their estimated fees. Approve the fees and other significant compensation to be paid to the independent accountants.

      --Reviewing management's proposed engagement of the independent accountants to perform non-audit services and reviewing whether such engagement would unduly influence the independent accountants' independence.

    o Review with the Company's independent accountants:

      --the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance;

      --significant issues contained in the management letters submitted by the independent accountants and management's responses thereto;

      --the financial reporting process and the annual published financial statements and recommend the same to the Board of Directors for approval;

      --filings with the Securities and Exchange Commission and the NASDAQ
        National Market containing financial and operating disclosure about the Company;

      --their audit plan -- discuss scope, staffing, locations, reliance upon management, and general audit approach.

    o Review with the independent accountants and management:

      --the appropriateness of the Company's accounting principles (including those used for tax reporting purposes);

      --the effect of changes in the Company's accounting principles and auditing procedures;

      --the Company's system to monitor and manage business risk.

    o Review with the independent accountants and management, their assessment of the adequacy of the Company's internal controls, including information technology controls and security. Meetings and/or conversations in this respect should be held both with and without management present, to discuss the results of their examinations.

    o Review and monitor compliance with the Company's Code of Conduct or recommend the adoption or modification of the Code of Conduct; review Company's policies relating to compliance with laws and regulations, ethics and conflicts of interest.

    o Conduct any investigation appropriate to fulfilling its responsibilities, and it shall have direct access to the independent auditors as well as anyone in the organization. The Committee shall have the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

    o Review with management and the chief legal officer, and with outside counsel, if appropriate, legal and regulatory matters that may have a material impact on the Company's financial statements and review significant reports from regulatory authorities; and

    o Periodically review and recommend to the Board of Directors approval of changes to the Committee's charter.

II. Audit Committee Composition

    The Audit Committee shall be comprised of three directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

    The Committee is composed of only non-employee directors who, in the opinion of the Board of Directors, are free from any relationship that would interfere with the exercise of independent judgment, pursuant to the requirements of the National Market of the NASDAQ and any other exchange or regulatory requirements to which the Company and/or its Board of Directors may, from time to time, be subject.

    Audit Committee members shall be appointed by the Board of Directors on recommendation of the Board of Directors, directly, or by the Nominating Committee of the Board if one exists. If a Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

III. Additional Specific Responsibilities and Duties of the Committee

     Meetings

    The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent accountants, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent accountants quarterly to review the Company's financial statements and significant findings based upon the accountants' limited review procedures.

     Review Procedures

   1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

   2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent accountants of significant issues regarding accounting principles, practices, and judgments.

   3. In consultation with the management and the independent accountants, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent accountants together with management's responses. A review should also encompass the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

   4. Review with financial management and the independent accountants the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent accountants. The Chair of the Committee may represent the entire Committee for purposes of this review.

     Legal Compliance

   5. On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

     Other Audit Committee Responsibilities

   6. Annually prepare a report to stockholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement to the extent required by law or applicable regulation.

   7. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board of Directors deems necessary or appropriate.

   8. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

PROXY


                             A.B. WATLEY GROUP INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Steven Malin and Anthony G. Huston, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock held of record by the undersigned on June 1, 2001 at the Annual Meeting of Stockholders to be held on July 17, 2001 or any adjournment thereof.


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTORS AND PROPOSALS 2 AND 3.


WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. PLEASE NOTE ANY CHANGE IN YOUR ADDRESS ALONGSIDE THE ADDRESS AS IT APPEARS IN THE PROXY.


                      PLEASE MARK, SIGN, DATE AND RETURN
               THE PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED

                                                                  |
                                                                  |___


---------------------------                       ---------------------------
ACCOUNT NUMBER                                                  NO. OF SHARES



                FOR all Nominees              WITHHOLD
                listed (except as             AUTHORITY
                    marked to               to vote for all
1. Election of    the contrary)             Nominees listed
   Directors:        [   ]                       [   ]

 (Instruction: To withhold authority to vote for one or more individual nominees write the nominee's name(s) in the line provided below.)


--------------------------------------------------------------------------------

NOMINEES: Steven Malin, Robert Malin,
          Anthony G. Huston, Leon Ferguson,
          Mark Chambre, Michael B. Kraines,
          Stanley Weinstein.


2. Approval of the 2000 Stock Option          FOR    AGAINST     ABSTAIN
   Plan.                                      [  ]    [   ]       [   ]


3. Approval of the selection of
   Ernst & Young LLP as the                   FOR    AGAINST     ABSTAIN
   Company's independent                      [  ]    [   ]       [   ]
   accountants.



                              PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.



                              -------------------------------------------------
                                             (SIGNATURE)


                              -------------------------------------------------
                                       (SIGNATURE IF HELD JOINTLY)


                              DATED:
                                     -------------------------------------------

                              PLEASE MARK IN BLUE OR BLACK INK, SIGN, DATE
                              AND RETURN THE PROXY CARD PROMPTLY USING THE
                              ENCLOSED ENVELOPE.